Exhibit 10.1

FIRST AMENDMENT
TO
CREDIT AGREEMENT
dated as of October 3, 2013
among
NOBLE ENERGY, INC.,
as the Borrower,

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent for the Lenders,
and
the Lenders Party Hereto
————————————————————————————————————————————————
J.P. MORGAN SECURITIES LLC,
CITIGROUP GLOBAL MARKETS INC.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
BANK OF TOKYO-MITSUBISHI UFJ, LTD.
MIZUHO BANK, LTD. and DNB MARKETS, INC.

as Joint Lead Arrangers and Joint Bookrunners

CITIBANK N.A.,
as the Syndication Agent for the Lenders,
BANK OF AMERICA, N.A.,
BANK OF TOKYO-MITSUBISHI UFJ, LTD.
MIZUHO BANK, LTD.
and
DNB BANK ASA, New York Branch
as the Documentation Agents for the Lenders

FIRST AMENDMENT TO
CREDIT AGREEMENT
THIS first Amendment to Credit Agreement (this “First Amendment”) dated as of October 3, 2013 is among Noble Energy, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of October 14, 2011 (as increased by the Commitment Increase Agreements each dated as of September 28, 2012, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Administrative Agent and the Lenders have agreed to make certain changes to the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement. Upon and after the execution of this First Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
Section 2.    Amendments to Credit Agreement and Designation of Initial Foreign Borrower.
2.1    Amendments to Definitions.
2.1.1    The definition of “Excluded Taxes” is hereby amended to delete the words “the Borrower” in each instance therein and replace such words with “any Loan Party” in the first instance therein and “a Loan Party” in the second instance therein.
2.1.2    The definition of “Indemnified Taxes” is hereby amended to delete the words “the Borrower” therein and replace such words with “any Loan Party”.
2.1.3    The definition of “Interest Period” is hereby amended to delete the word “nine” from the phrase “one, two, three, six, nine or twelve months” therein.
2.1.4    The definition of “Loans” is hereby amended to add the words “or a Foreign Borrower” after the word “Borrower” therein, and the definitions of “LC Exposure” and “Obligations” are hereby amended to add the words “and each Foreign Borrower” after the word “Borrower” therein.

2.1.5    The following definition of “Loan Party” is hereby added where alphabetically appropriate:
“Loan Party” means the Borrower and any Foreign Borrower.
2.1.6    Clause (a) of the definition of “Maturity Date” is hereby amended to read as follows:
(a)    October 3, 2018, and for any Lender agreeing to extend its Maturity Date pursuant to Section 2.10, the date on October 3rd, in each year thereafter pursuant to which the Maturity Date of such Lender has been extended;

2.1.7    The following definition of “Other Taxes” is hereby added where alphabetically appropriate:

“Other Taxes” means all present or future stamp, court, or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced, any Loan Document, or sold or assigned an interest in any Loan or Loan Document) imposed with respect to an assignment (other than an assignment made pursuant to Section 4.10).

2.1.8    The following definition of “Recipient” is hereby added where alphabetically appropriate:

“Recipient” has the meaning given such term in the definition of “Excluded Taxes”.

2.2    Amendments to Article II.
2.2.1    Section 2.10(a) is hereby amended to delete the words “the Closing Date” in the first sentence thereof, and replace the reference thereto with “October 3, 2013”.

2.2.2    Section 2.12.1 is hereby amended to include the words “and Article X” after “The provisions of Article IV” in the last sentence thereof.
2.2.3    Section 2.12.1(b) is hereby amended to read as follows:
(b) The amount of the Foreign Borrower Sub-Facilities shall not reduce the Total Commitment available to the Borrower; provided that (i) each Foreign Borrower Sub-Facility is part of, and not in addition to, the Total Commitment, and (ii) no Loans shall be made and no Letters of Credit shall be issued for the Borrower or any Foreign Borrower that would result in total Revolving Credit Exposures of any Lender exceeding its Commitment. A Foreign Borrower may obtain Swingline Loans under the Foreign Borrower Sub-Facility in the same manner and on the same terms as Swingline Loans are available to the Borrower so long as the aggregate principal amount of outstanding Swingline Loans made to the Borrower and to all Foreign Borrowers does not exceed the limitations contained in Section 2.1.2. The Borrower shall make Borrowing Requests and Continuation/Conversion Notices on behalf of the Foreign Borrower in respect of Loans to such Foreign Borrower, each Lender committing to a Foreign Borrower Sub-Facility severally agrees to make Revolving Loans to the Foreign Borrower and participate in Swingline Loans to the Foreign Borrower upon the terms and subject to the conditions of this Agreement, and the provisions of Article II and Article III shall apply mutatis mutandis to the Loans to such Foreign Borrower. The Administrative Agent shall make available to the Foreign Borrower the proceeds of the Loans to such Foreign Borrower to the account(s) of the Foreign Borrower specified in the applicable Borrowing Request. The Foreign Borrower, by entering into an Agreement Supplement, unconditionally promises to pay on the Maturity Date to the Administrative Agent for the account of each Lender party to the Foreign Borrower Sub-Facility the then unpaid principal amount of each Loan made to such Foreign Borrower. Loans to a Foreign Borrower shall only be in U.S. Dollars, and no Letter of Credit shall be issued on account of any Foreign Borrower in any currency other than U.S. Dollars.

2.2.4    Section 2.12.3 is hereby amended to read as follows:

SECTION 2.12.3    The Borrower shall have the right to cause any Foreign Borrower to cease to be a Foreign Borrower or to set the amount of the Foreign Borrower Sub-Facility for such Foreign Borrower at a principal amount less than the aggregate participation of the Lenders in such Foreign Borrower Sub-Facility, provided, that the Borrower gives not less than five (5) Business Days’ notice to the Administrative Agent thereof and, in the case of any Foreign Borrower ceasing to be a Foreign Borrower, the Borrower has repaid (or caused such Foreign Borrower to repay) all obligations of such Foreign Borrower or, in the case of any decrease in the amount of the Foreign Borrower Sub-Facility for such Foreign Borrower, the Borrower has repaid (or caused such Foreign Borrower to repay) all obligations of such Foreign Borrower in excess of such Foreign Borrower Sub-Facility after giving effect to such decrease.

2.3    Amendments to Article IV.

2.3.1    Section 4.5 is amended to include the words “the liquidity or” immediately after “would affect” in the first sentence thereof.
2.3.2    Section 4.6.4 is amended to include the following new Subsection 4.6.4(iii):
(iii) Any Lender under a Foreign Borrower Sub-Facility that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the applicable Foreign Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments made under any Loan Document shall deliver to such Foreign Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Foreign Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding; provided that in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal or commercial position of such Lender.
2.3.3    Section 4.6.6 is amended to include the following sentence at the end thereof:

Solely for purposes of this Section 4.6.6, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

2.3.4    Article IV is amended to include the following new Section 4.6.9:
SECTION 4.6.9    To the extent not indemnified pursuant to Section 4.6.1 or Section 4.6.2, the Loan Parties shall timely pay to the relevant authority, in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
2.3.5    Clause (e) of the first sentence of Section 4.10 is amended to read as follows:

(e) any Lender fails to agree to extend the Maturity Date if the Required Lenders have agreed to do so,
2.4    Article VI is amended to include the following new Section 6.15:
Section 6.15    OFAC. (a) Neither the Borrower nor any Subsidiary is currently the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) or is located or organized in any jurisdiction that is the subject of such sanctions, (b) to the Borrower’s knowledge, the Borrower and each Subsidiary is in compliance in all material respects with such sanctions and (c) to the Borrower’s knowledge, no Loan, nor the proceeds from any Loan, has been made available, directly or indirectly, to fund any activity or business in any jurisdiction that is the subject of such sanctions or that would cause a violation of such sanctions, or to any Person on OFAC’s list of Specially Designated Nationals and Blocked Persons.

2.5    Amendments to Section 7.2.2.
2.5.1    Section 7.2.2(i) is amended to read as follows:
(i)    Liens securing Indebtedness owing by any Subsidiary to another Subsidiary or to the Borrower;
2.5.2    Section 7.2.2(p) is amended to delete reference to “Section 7.2.4” in the first sentence thereof, and replace the reference thereto with “Section 7.2.2”.
2.5.3    Section 7.2.2 is amended to delete the text “; and” at the end of clause (o) thereof, renumber clause (p) as clause (q) thereof, and insert a new clause (p) thereof to read as follows:
(p) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board or any other Governmental Authority performing a substantially equivalent role; and (ii) such deposit account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution; and

2.6    Amendment to Section 10.2. The notice information for Borrower set forth in Section 10.2(a)(i) is amended to read as follows:
(i)    if to the Borrower, to:
Noble Energy, Inc.
1001 Noble Energy Way
Houston, Texas 77070
Telephone No.: (281) 872-3107
Facsimile No.: (281) 872-3121
2.7    Designation of Initial Foreign Borrower. On the Amendment Effective Date, NBL International Finance B.V., a corporation incorporated under the laws of the Kingdom of the Netherlands, shall be a Foreign Borrower hereunder, and each Lender hereby elects to participate in the Foreign Borrower Sub-Facility for such Foreign Borrower in the full amount of its Commitment hereunder ; provided, however, that the Borrower may elect from time to time to increase or decrease the Foreign Borrower Sub-Facility for such Foreign Borrower at a principal amount less than the Total Commitment and provide its guaranty for such Foreign Borrower Sub-Facility at such lesser principal amount, plus all interest, fees, expenses and other non-principal Obligations of such Foreign Borrower under the Loan Documents. On the date hereof, the Foreign Borrower Sub-Facility for such Foreign Borrower, and the principal amount of the guaranty by the Borrower of such Foreign Borrower Sub-Facility is $2,000,000,000.  No increase or decrease in such Foreign Borrower Sub-Facility shall be effective unless the Borrower gives not less than five (5) Business Days’ notice to the Administrative Agent thereof and, in the case of any decrease in such Foreign Borrower Sub-Facility for such Foreign Borrower, has repaid (or caused such Foreign Borrower to repay) all Obligations of such Foreign Borrower in excess of such Foreign Borrower Sub-Facility after giving effect to such decrease.  Upon timely delivery by the Borrower of such notice and the Borrower’s delivery of its fully executed, irrevocable, unconditional payment guaranty (or amendment in form and substance satisfactory to the Administrative Agent) reflecting such increased or decreased Foreign Borrower Sub-Facility amount, plus the other documents required pursuant to Section 2.12.2(c) of the Credit Agreement, the Foreign Borrower Sub-Facility for such Foreign Borrower shall be increased or decreased to such guaranty amount.

Section 3.    Assignment and Reallocations of Commitments. The Lenders have agreed among themselves (a) to assign and reallocate the Commitments and Revolving Credit Exposures such that after giving effect to such assignment, reallocation and the other assignments contemplated by this Section 3, the Commitments of the Lenders shall be set forth on Schedule II to this First Amendment, (b) to allow DBS Bank Ltd., Los Angeles Agency, to become a party to the Credit Agreement as a “Lender” (a “New Lender”), and (c) to permit each of UBS Loan Finance LLC and The Bank of New York Mellon (each an “Exiting Lender”) to assign all of its Commitments and Revolving Credit Exposure to other Lenders and cease to be a Lender under the Agreement.
Each of the Administrative Agent, each Issuing Bank and the Borrower hereby consents to (a) the reallocation of the Commitments and Revolving Credit Exposures, (b) the New Lender’s acquisition of an interest in the Commitments and Revolving Credit Exposures and (c) the assignment by each Exiting Lender of all of its respective Commitment and Revolving Credit Exposure. The assignments by the Lenders, including the Exiting Lenders, necessary to effect the reallocation of the Commitments and Revolving Credit Exposures and the assumptions by the New Lender necessary for the New Lender to acquire such interests are hereby consummated pursuant to the terms and provisions of this Section 3 of this First Amendment and Section 10.10.1 of the Credit Agreement; including, without limitation, payment to each Exiting Lender of any and all amounts due and owing to such Exiting Lender with respect to any outstanding Revolving Credit Exposures, any interest thereon, and fees or other amounts payable hereunder on the Amendment Effective

Date, and the Borrower, the Administrative Agent, each Issuing Bank, each Lender, including the New Lender, and each Exiting Lender, hereby consummates such assignment pursuant to the terms, provisions and representations of the Assignment Agreement attached as Exhibit 10.10 as if each of them had executed and delivered an Assignment Agreement (with the effective date being the Amendment Effective Date); provided that (i) the Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 10.10.1 with respect to such assignments and assumptions, and (ii) the New Lender shall have delivered to the Borrower (with a copy to the Administrative Agent) the documentation required pursuant to Section 4.6.4. On the Amendment Effective Date and after giving effect to such assignments and assumptions, the Commitment of each Lender shall be as set forth on Schedule II to this First Amendment. Each Lender hereby consents and agrees to the Commitments as set forth on Schedule II of this First Amendment. Each Exiting Lender shall execute this First Amendment solely for purposes of this Section 3.
Section 4.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement) (such date, the “Amendment Effective Date”):
4.1    The Administrative Agent shall have received from the Borrower and each of the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.
4.2    The Administrative Agent shall have received (i) from NBL International Finance B.V. and the Borrower counterparts of an Agreement Supplement in respect of NBL International Finance joining the Credit Agreement as a “Foreign Borrower” thereunder and (ii) from the Borrower an executed guaranty contemplated by Section 2.12.2(b) of the Credit Agreement.
4.3    The Administrative Agent shall have received from each of the Borrower and NBL International Finance B.V. a certificate, dated as of the date hereof, of an Authorized Officer of such Person certifying that attached thereto are true, correct and complete copies of the Organic Documents of such Person, together with all amendments thereto.
4.4    The Administrative Agent shall have received a favorable opinion, dated the date hereof and addressed to the Administrative Agent and all Lenders, from Thompson & Knight L.L.P., counsel to the Borrower.
4.5    The Administrative Agent shall have received a favorable opinion, dated the date hereof and addressed to the Administrative Agent and all Lenders, Van Heeswijk Notarissen N.V., counsel to NBL International Finance B.V.
4.6    The Administrative Agent, the Arranger and the Lenders shall have received all fees and amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.7    No material adverse change in the consolidated business, condition (financial or otherwise), operations, performance or properties of any of the Borrower and its consolidated Subsidiaries taken as a whole since December 31, 2012, except as otherwise disclosed on a disclosure schedule to this First Amendment.
4.8    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

4.9    Execution and delivery of Notes, if requested.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
5.3    No Waiver; Loan Document. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.
5.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THE FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS FIRST AMENDENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	NOBLE ENERGY, INC.
	By:	/s/ Gerald M. Stevenson
	Name:	Gerald M. Stevenson
	Title:	Vice President and Treasurer

First Amendment Signature Page

LENDERS:	JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Administrative Agent, as an Issuing Bank and as the Swingline Lender

	By:	/s/ Robert L. Mendoza
	Name:	Robert L. Mendoze
	Title:	Vice President

First Amendment Signature Page

BANK OF AMERICA, N.A., individually as a Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

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CITIBANK, N.A., individually as a Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Vice President

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DNB CAPITAL LLC, individually as a Lender

By:	/s/ Nikolai A. Nachamkin
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

By:	/s/ Colleen Durkin
Name:	Colleen Durkin
Title:	Senior Vice President

First Amendment Signature Page

MIZUHO BANK, LTD., individually as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., individually as a Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

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BARCLAYS BANK PLC, individually as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

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COMPASS BANK, individually as a Lender

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Senior Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, individually as a Lender

By:	/s/ Philippe Sandmeier
Name:	Philippe Sandmeier
Title:	Managing Director

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Vice President

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HSBC BANK USA, NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Robert Wainwright
Name:	Robert Wainwright
Title:	Vice President

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LLOYDS BANK PLC, formerly known as Lloyds TSB Bank PLC, individually as a Lender

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President - G011

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President - W011

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SUMITOMO MITSUI BANKING CORPORATION, individually as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ John Prigge
Name:	John Prigge
Title:	Vice President

First Amendment Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Brandon Dunn
Name:	Brandon Dunn
Title:	Vice President

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BNP PARIBAS, individually as a Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Vice President

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Associate

First Amendment Signature Page

SOCIETE GENERALE S.A., individually as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

First Amendment Signature Page

BMO Harris financing, inc., individually as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

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COMMONWEALTH BANK OF AUSTRALIA, individually as a Lender

By:	/s/ Greg Caione
Name:	Greg Caione
Title:	Head of Natural Resources and Infrastructure & Utilities, Americas

First Amendment Signature Page

CIBC INC., individually as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

First Amendment Signature Page

DBS Bank Ltd., Los Angeles Agency, individually as a Lender

By:	/s/ James McWalters
Name:	James McWalters
Title:	General Manager

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Morgan Stanley Bank, N.A., individually as a Lender

By:	/s/ Kelly Chin
Name:	Kelly Chin
Title:	Authorized Signatory

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ROYAL BANK OF CANADA, individually as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA, individually as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

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FIFTH THIRD BANK, individually as a Lender

By:	/s/ Richard C. Bulter
Name:	Richard C. Bulter
Title:	Senior Vice President

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TORONTO DOMINION (NEW YORK) LLC, individually as a Lender

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

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BANK OF CHINA, NY BRANCH, individually as a Lender

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

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BRANCH BANKING AND TRUST COMPANY, individually as a Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Brett R. Schweikle
Name:	Brent R. Schweikle
Title:	Senior Vice President

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STANDARD CHARTERED BANK, individually as a Lender

By:	/s/ Johanna Minaya
Name:	Johanna Minaya
Title:	Associate Director

By:	/s/ Robert K. Peddington
Name:	Robert K. Peddington
Title:	Credit Documentation Manager
Credit Documentation unit, WB Legal-Americas

First Amendment Signature Page

THE BANK OF NEW YORK MELLON, individually as an Exiting Lender solely for purposes of Section 3.

By:	/s/ Mark W. Rogers
Name:	Mark W. Rogers
Title:	Vice President

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UBS Loan Finance LLC, individually as an Exiting Lender solely for purposes of Section 3.

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

First Amendment Signature Page

SCHEDULE II

NAME OF LENDER	COMMITMENTS
JPMorgan Chase Bank, N.A.	$280,000,000
Bank of America, N.A.	$280,000,000
Citibank, N.A.	$280,000,000
DNB Capital LLC	$280,000,000
Mizuho Bank, Ltd.	$280,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$280,000,000
Barclays Bank PLC	$160,000,000
Compass Bank	$160,000,000
Deutsche Bank AG New York Branch	$160,000,000
HSBC Bank USA, National Association	$160,000,000
Lloyds Bank plc	$160,000,000
Sumitomo Mitsui Banking Corporation	$160,000,000
U.S. Bank National Association	$160,000,000
Wells Fargo Bank, National Association	$160,000,000
BNP Paribas	$117,500,000
Societe Generale	$117,500,000
BMO Harris Financing, Inc.	$75,000,000
Commonwealth Bank of Australia	$75,000,000
CIBC Inc.	$75,000,000
DBS Bank Ltd., Los Angles Agency	$75,000,000
Morgan Stanley Bank, N.A.	$75,000,000
Royal Bank of Canada	$75,000,000
The Bank of Nova Scotia	$75,000,000
Fifth Third Bank	$60,000,000
Toronto Dominion (New York) LLC	$60,000,000
Bank of China, NY Branch	$40,000,000
Branch Banking and Trust Company	$40,000,000
PNC Bank, National Association	$40,000,000
Standard Chartered Bank	$40,000,000
TOTAL	$4,000,000,000.00